Exhibit 99.1

KOL EVENT: Botulinum Toxin and Migraine Prevention February 24, 2023

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Agenda Migraine Overview and Current Treatment Landscape – Stewart J. Tepper, MD ABP - 450 Clinical Program in Migraine – Chad Oh, MD (Chief Medical Officer) Fireside Chat and Q&A Session – Moderated by Corey Davis (LifeSci Advisors) I Opening and Introduction – Marc Forth (President & Chief Executive Officer) The Benefits of a New Injection Paradigm – Andrew M. Blumenfeld, MD 1 II III IV V 4

5 Speakers Stewart J. Tepper, MD Stewart J . Tepper, MD is a Professor of Neurology at the Geisel School of Medicine at Dartmouth College in Hanover, New Hampshire . He is Director of the Dartmouth Headache Center in the Department of Neurology of Dartmouth - Hitchcock Medical Center . Dr . Tepper was Director of the Scottsdale Headache Symposium CME course of the American Headache Society from 2008 to 2020 . He was Editor - in - Chief of the journal Headache Currents and Associate Editor for the journal Headache from 2012 - 2020 . He has published more than 470 peer - reviewed manuscripts, editorials, and books on Headache Medicine . Dr . Tepper serves on the Executive Board of Directors and is the Corporate Liaison for the American Headache Society . He serves on the AHS Education, Exhibits, and Finance Committees . He also serves on the Governance Committee and Board of Directors of the American Migraine Foundation . Dr . Tepper received his undergraduate degree cum laude in the study of the nervous system/psychobiology from Yale College and attended Cornell University Medical College . He completed his Neurology residency at the Longwood Area Harvard program and has been board certified in Headache Medicine since 2006 .

6 Speakers Andrew M. Blumenfeld, MD Andrew M . Blumenfeld, MD is Director of : The Los Angeles Headache Centre with offices in San Diego and Los Angeles . He is Board - certified in Neurology by the American Board of Psychiatry and Neurology and is also certified in Headache Medicine . Dr Blumenfeld is a member and fellow of both the American Academy of Neurology and the American Headache Society . He is the founding chair of the American Headache Society section on Interventional Procedures for Headache . He has published widely and has over 100 publications . One of his manuscripts was voted the top publication in the Headache journal . His research interests have focused on the use of Botox for migraine . He helped to develop the injection protocol used in the pivotal migraine trials . He teaches other providers on this procedure nationally and internationally . He has been an active researcher in headache with 26 issued patents for various treatments . He consults with numerous pharmaceutical companies involved with medications related to headache disorders, and more details can be found through The Sunshine Act .

Source: 1. Decision Resources Group Therapeutic Botulinum Toxin Market Analysis Global 2021 7 Advancing Novel Therapies with a Well - Established Neurotoxin Management team with significant neurotoxin and biopharma experience Differentiated business model designed to deliver enhanced value to payors and providers An estimated $3.0B global therapeutic neurotoxin market projected to grow to $4.4B in 2027 1 AEON has a differentiated business model for a platform product candidate ABP - 450 Same 900 kDa Neurotoxin Complex Approved for Pipeline in a Product candidate; Aesthetic Indications three clinical development programs and one preclinical program - in chronic conditions

# Migraine Market is Large with Continued Need for Additional Therapies

| | |
|---|---|
| Patient Burden | • Migraine is a complex neurological condition that affects ~**40 million Americans every year**, with the majority of sufferers being women<br>• Migraine sufferers experience symptoms such as nausea, vomiting, pain and sensitivity to light, leading to **~36 billion healthcare and lost productivity costs annually** |
| Significant unmet needs | • Migraine is **underdiagnosed and undertreated** due to factors such as awareness, access to healthcare, and misdiagnosis<br>• The **discontinuation rate** for patients on **existing oral preventive migraine medications is high** due to poor tolerability and lack of efficacy |
| Addressable Market | • Of the expected 40 million adult migraine patients in the US in 2020, **3.7 million are diagnosed with high-frequency and chronic migraines**<br>• Of the 3.7 million diagnosed high-frequency and chronic migraine patients, **1.1 million currently receive preventive treatment** |

**Botulinum toxin injections are a safe and efficacious preventive treatment option for patients that suffer from migraines**

AEON BIOPHARMA

Sources: 1. Bonafede, Study Summary: Costs Associated with Migraine in the US (2018)

8

Sources: 1 . 2017 US Census Projections 2. Burch, The Prevalence and Impact of Migraine and Severe Headache in the United States: Figures and Trends From Government Hea lth Studies (2018); 3. Lipton, Migraine in America Symptoms and Treatment (MAST) Study: Baseline Study Methods, Treatment Patterns, and Gender Differences (2018) ; 4. Buse, Impact of Migraine on the Family: Perspectives of People With Migraine and Their Spouse/Domestic Partner in the CaMEO Study (2016) 5. Diamond, Patterns of Diagnosis and Acute and Preventive Treatment for Migraine in the United States: Results from the America n M igraine Prevalence and Prevention Study (2006); 6. Messali , Direct and Indirect Costs of Chronic and Episodic Migraine in the United States: A Web - Based Survey (2016) 9 Approximately 13.4M Patients Living with 6+ Headaches/Month in U.S. Alone 260M People Projected 2020 US 18+ Population 1 40M Patients (15%) Estimated Migraine and severe HA Patients 9.4M Patients (24%) Episodic Migraine (6 - 14 HA/month) 4.0M Patients (10%) Chronic Migraine (15+ HA/month) 2.2M Patients (56%) Diagnosed Prevalence 3.7M Patients (39%) Diagnosed Prevalence 820k Patients (37%) Treated Patients (Prophylactic) 740k Patients (20%) Treated Patients (Prophylactic) 1.6M Total Addressable Patients Chronic Migraine Episodic Migraine

Chronic (>15 headache days AND >8 migraine days / month) Episodic (<15 headache days AND 6 - 14 migraine days / month) Asterisk in dicates phase is complete 10 Development Timeline Includes Multiple Clinical Near - Term Milestones Chronic Migraine Episodic Migraine Indication Current Phase ABP - 450 Cervical Dystonia Phase 2 Phase 2 Phase 2* 1 2 3 1 1) IND accepted Oct 2020 2) First patient treated Mar 2021 3) Anticipate to complete episodic enrollment Q4 2022 4) Anticipate P2 top line episodic data 2H 2023 1 2 3 4 2 3 4 1) IND accepted Oct 2020 2) First patient treated Mar 2021 3) Anticipate P2 top line chronic data 2024 1) IND accepted Sep 2020 2) First patient treated Apr 2021; last patient last visit Jul 2022 3) P2 data reported Sep 2022 4) Anticipate P3 initiation in 2024 Expected Cost $25M to $35M $1M to $5M 2020 2021 2022 2023 2024 1H 2H 1H 2H 1H 2H 1H 2H 1H 2H

Migraine Overview and Current Treatment Landscape Stewart J. Tepper, MD

Stewart J. Tepper , MD Areas of Need in Neurotoxin Therapy for Migraine - The Opportunities for Aeon Stewart J. Tepper, MD, FAHS Professor of Neurology Geisel School of Medicine at Dartmouth Hanover, New Hampshire, USA

Stewart J. Tepper , MD Introduction • There are numerous areas of need in migraine prevention • Neurotoxins address many of these needs • There is an opportunity for new neurotoxins with new indications

Stewart J. Tepper , MD Case • 27 year old woman with disabling high frequency episodic migraine, (EM) with 10 - 12 significant headache days per month • She says there are months that are worse and months where she is better, higher and lower frequencies of monthly headache days • For prevention she has tried amitriptyline (too sedating), topiramate (cognitive impairment), and propranolol (lightheaded) • She is very leery of Botox because of 31 injections and what “she has heard about it” • Her provider tells her she is not eligible for Botox anyway, because she has EM, less than 15 headache days per month, not chronic migraine (CM) at least 15 headache days per month

Stewart J. Tepper , MD The Artificiality of Episodic and Chronic Migraine Definitions

Stewart J. Tepper , MD Chronic Migraine (CM), ICHD3 Criteria and New Proposed CM Criteria • Headache ≥15 days/month for >3 months • ≥5 previous migraine attacks (link to EM) • ≥8 days/month for >3 months: • Meet criteria for migraine • Believed by the patient to be migraine at onset and relieved by triptan or ergot • Not better accounted for by another ICHD - 3 diagnosis (Not secondary) ICHD - 3. Cephalalgia 2013; 33(9) 629 – 808. Chronic Migraine, ICHD3 Chalmer et al. Cephalalgia . 2020 Apr;40(4):399 - 406. Proposed Criteria for Chronic Migraine

Stewart J. Tepper , MD The Roller Coaster of EM and CM Patient has some months with Chronic Migraine [CM] (headache ≥15 days per month) Patient has some months with High Frequency Episodic Migraine [HFEM] (headache 10 - 14 days per month) ICHD - 3. Cephalalgia 2013; 33(9) 629 – 808 . Serrano et al. The Journal of Headache and Pain 2017;18:101. CaMEO Study This patient

Stewart J. Tepper , MD Problem #1: She is ineligible for Botox • The provider told her she is ineligible for Botox because it is only approved for CM, and she has EM as her diagnosis • In reality, she is probably yo - yoing up and down between EM and CM, but that does not help • Botox is indicated only for CM prevention, and Nurtec and Qulipta are only indicated for EM prevention • Depending on the month surveyed, she will be ineligible for two categories of anti - migraine preventive therapy

Stewart J. Tepper , MD Solution for Problem #1 • Aeon is studying ABP - 450, prabotulinumtoxinA , for both EM and CM in their randomized controlle d trial • This will offer an indication for prevention of all of migraine, both EM and CM • This will allow its use for this patient and many more, especially given the Roller Coaster of headache day frequency seen in the migraine population

Stewart J. Tepper , MD Inadequate , Partial Response to Anti - CGRP Therapy Monoclonal Antibodies

Stewart J. Tepper , MD Problem #2 • The patient was put on an anti - CGRP therapy monoclonal antibody (MAB) • These are approved for all migraine, EM and CM • But she only had a reduction of - 3 days, going from 11 headache days per month to 8, leaving her with two significant headache days per week and significant disability • What can be done next?

# Solution

- Combination of neurotoxin + anti-CGRP therapy MABs is at least additive and can be synergistic
- Hundreds of patients have been reported in large case series showing additional benefit from the combination, in which combining the two medication categories improve outcomes by different but complimentary mechanisms of action
- This patient is ineligible for Botox, but would be eligible for the addition of ABP-450 with the planned indication for both EM and CM

Blumenfeld et al. *Pain Ther.* 2021;10:809-826.
Cohen et al. *Pain Med.* 2021;22:1857-1863.
Nandyala et al. *Clin Neurol Neurosurg.* 2022;215:107200.
Ailani and Blumenfeld. *Headache.* 2022;62:106-108.

GEISEL SCHOOL OF MEDICINE
Stewart J. Tepper, MD

Stewart J. Tepper , MD The EM Problem

Stewart J. Tepper , MD The EM Problem • The problem of migraine prevention for a disabled EM patient is significant • The prevalence of EM in the population is 12%; the prevalence of CM is 1 - 2%, so the numbers suggest a significant unmet need

Stewart J. Tepper , MD Protocol Improvement

Stewart J. Tepper , MD Less injections, better protocol • My colleagues will describe the improved protocol for ABP - 450 • Suffice it to say, this should address the patient’s concern about 31 injections and side effects reported with Botox in the pivotal trials

Stewart J. Tepper , MD Summary : Unmet Needs May Be Met with ABP - 450

Stewart J. Tepper , MD Summary of Unmet Needs in Migraine Prevention • Patients need a neurotoxin migraine prevention with an indication for all of migraine, both EM and CM • The up and down frequency of migraine results in unpredictability and limits migraine preventive therapy availability • Patients need a neurotoxin with applicability to their clinical migraine situation • When a preventive therapy yields suboptimal improvement, patients need to be able to add a neurotoxin with wide indications • For patients who want less than 31 injections quarterly, a better protocol is aspirational • The hope is that Aeon’s ABP - 450, prabotulinumtoxinA , will address every one of these unmet needs

Stewart J. Tepper , MD Thank you!

The Benefits of a New Injection Paradigm Andrew M. Blumenfeld, MD

Anterior / Lateral Injection Sites 31

Posterior Injection Sites 32

# Tolerability of Botox® and ABP-450 in EM and CM

| Tolerability parameter (% of pts) | Pooled PREEMPT studies [15] | | | COMPEL [16] | REPOSE [38] | CM-PASS [51] | **ABP-450 (EM)** | **ABP-450 (CM)** |
|---|---|---|---|---|---|---|---|---|
| | DB | | OLE | OL | OL | OL | DB | DB |
| | BoNT/A ($n$ = 687) | PL ($n$ = 692) | BoNT/A ($n$ = 1205) | BoNT/A ($n$ = 716) | BoNT/A ($n$ = 633) | BoNT/A ($n$ = 1160) | | |
| TEAEs | 62.4** | 51.7 | 58.3 | 60.9 | – | 41.2 | | |
| Serious TEAEs | 4.8* | 2.3 | 3.8 | 10.5 | – | 5.3 | | |
| TRAEs[a] | 29.4** | 12.7 | 20.3 | 18.3 | 18.3 | 25.1 | | |
| Serious TRAEs[a] | 0.1 | 0.0 | 0.1 | 0.1 | 1.3 | < 0.1 | | |
| Common TRAEs [a] | | | | | | | **Blinded Data ABP-450 data (as of Feb 10, 2023)** | |
| Neck pain | 6.7 | 2.2 | 4.6 | 4.1 | 2.8 | 4.4 | **2 (4/190 completers)** | **1.5 (2/128 completers)** |
| Muscular weakness | 5.5 | 0.3 | 3.9 | 1.4 | – | 2.7 | **0** | **0** |
| Eyelid ptosis | 3.3 | 0.3 | 2.5 | 2.5 | 5.4 | 4.1 | **0** | **0** |
| Injection site pain | 3.2 | 2.0 | 2.0 | 2.0 | – | – | | |
| Headache | 2.9 | 1.6 | 1.4 | 1.4 | – | 2.2 | | |
| Myalgia | 2.6 | 0.3 | 1.2 | – | – | 0.9 | | |
| Musculoskeletal stiffness | 2.3 | 0.7 | 1.7 | 1.7 | 2.7 | 2.0 | | |
| Musculoskeletal pain | 2.2 | 0.7 | 1.1 | – | – | 0.9 | | |
| Facial paresis | 2.2[b] | – | 1.2[b] | 1.3 | – | 1.3 | | |
| Discontinuations due to AEs | 3.8[c] | 1.2[c] | 2.6[c] | 4.5[c] (1.8[d]) | 1.6[d] | 4.4[c] | | |
| | | | | | | | | |

*AEs* adverse events, *ADR* adverse drug reactions, *BoNT/A* onabotulinumtoxinA (Botox®), *DB* double-blind phase, *OL(E)* open-label (extension phase), *PL* placebo, *pts* patients, *TEAEs* treatment-emergent AEs, *TRAEs* treatment-related AEs, – information not available (e.g. only ADRs occurring in > 2% of pts in REPOSE were reported). $^{*}p = 0.0133$, $^{**}p < 0.0001$ vs PL

[a]ADRs (REPOSE) [b]Included in muscular weakness in PREEMPT 1 and 2 [c]Discontinuations due to TEAEs [d]Discontinuations due to TRAEs

AEON BIOPHARMA PPD®

33

ABP - 450 Clinical Program in Migraine Chad Oh, MD Chief Medical Officer

# Phase 2 Design: Episodic Migraine (EM) and Chronic Migraine (CM)

## Study Design

- N = 765
- ~60 sites in US, Canada & Australia
- Includes both EM & CM patients
- # headache days and migraine days/month established during 4-week baseline prior to randomization
- 3 arms: 150 Units, 195 Units, PBO
- 2 injection cycles, 3 months apart
- 6-month treatment duration
- Novel injection paradigm:
  - 22 injection sites (ABP-450)
  - vs. 31 injections for Botox

4-week Screening

4-week Baseline



Randomized Double-Blinded Placebo-Controlled Study
Open Label Extension Study
R
150 Units ABP-450 n= 255
195 Units ABP-450 n= 255
Placebo n= 255
4 treatments of ABP-450
Randomized
12 weeks
28 weeks
Primary Efficacy Endpoint
52 weeks

## Endpoints

**Primary:**

- Mean change of monthly migraine days (MMD) at Week 24
- Incidence of TEAEs throughout study compared to placebo

**Secondary:**

- Percentage of patients with reduction from baseline of ≥50%, 75%, 100% in average number of MMD throughout the study
- Change in use of rescue medications from baseline
- Safety endpoints of change in laboratory tests, ECG, etc.

**Exploratory:**

- Change in PGI-S, PGI-C, MIDAS, etc.

AEON BIOPHARMA

36 Independent Analysis of Phase 2 Episodic and Chronic Cohorts Randomization and Stratified for Episodic Migraine and Chronic Migraine Episodic Migraine N=300 <15 headache days / month And 6 - 14 migraine days / month 150 U N=100 195 U N=100 Placebo N=100 Chronic Migraine N=465 ≥ 15 headache days / month And >8 migraine days / month 150 U N=155 195 U N=155 Placebo N=155 Final Analysis of the Episodic Cohort Anticipated 2H 2023 Final Analysis of the Chronic Cohort Anticipated 2024

Episodic Migraine Cohort Chronic Migraine Cohort First Patient Treated March 2021 April 2021 Completion of Enrollment December 2022 3Q 2023 Top line report (TLR) 2H 2023 2024 Estimated TLR for P3 BOTOX Episodic Migraine ( Abbvie ; NCT05028569) January 31, 2024 Phase 2 Timelines by Cohort 37

BOTOX PREEMPT2 1 Phase 3 in chronic migraine • Baseline migraine days were 19.8 days • Change from baseline (CFB) for Botox and placebo was 45% and 33%, respectively Phase 2 assumptions: • Projected CFB of ABP - 450 and placebo is 45% and 33%, respectively • Treatment effect between placebo and active is ~1.3 days • Standard deviation (SD) of 3.1 days • Sample size of 91 patients/arm (n=273 for all 3 arms) is needed to achieve 80% statistical power 1. https://headachejournal.onlinelibrary.wiley.com/doi/epdf/10.1111/j.1526 - 4610.2010.01678.x 38 Endpoint Expectations for Phase 2 Episodic Migraine Statistical Powering & Sample Size Assumptions Expected Baseline (days) Projected CFB ABP - 450 Projected CFB Placebo Effect Size Stnd . Dev. Evaluable Subjects/Arm TOTAL N Power 10.5 - 4.73 (45%) - 3.47 (33%) - 1.3 3.1 91 273 80%

Conclusions and ABP - 450 Competitive Profile Migraine Indication Patient Population Low Switching Barriers Injection Paradigm Pricing Dynamics AEON will be the second botulinum toxin product in migraine prevention, the single largest toxin therapeutic indication for the market leader (45% of therapeutic toxin sales) Migraine Phase 2 program includes BOTH chronic and episodic migraine patients more than tripling the market leader’s addressable population (currently approved only for chronic migraine) New market entrants have been hindered by differentiated toxin characteristics, complicating physician adoption. 900 kDA weighting and similar characteristics simplify transition to ABP - 450 U nique injection paradigm featuring fewer injections (22 injections vs. 31 injections) which has the potential to deliver a safety and tolerability benefit Therapeutic only focus provides pricing flexibility without the negative impact of heavy discounting from aesthetic indication 39

Fireside Chat and Q&A Moderated by: Corey Davis Managing Director LifeSci Advisors 40

Thank you